                                                                   EXHIBIT 10.23

                       LONE STAR STEAKHOUSE & SALOON, INC.
                     STOCK OPTION DEFERRED COMPENSATION PLAN

                                  INTRODUCTION

PURPOSE.

            This Plan shall be known as the Lone Star Steakhouse & Saloon,  Inc.
Stock Option Deferred Compensation Plan. The purpose of the Plan is to allow one or more  designated key executives of Lone Star  Steakhouse & Saloon,  Inc. (the
"Company"  or the  "Corporation")  to defer stock option  income  until  certain defined  distributions  dates  and  thereby  enable  the  Company  to take a tax deduction  for income  realized  by these key  executives  pursuant  to the 1992
Incentive and  Nonqualified  Stock Option Plan of Lone Star Steakhouse & Saloon,
Inc., as amended,  which  deduction might otherwise be limited by the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

EFFECTIVE DATE.

            The Plan is established  effective the date below and shall continue in effect as amended from time to time until terminated pursuant to Article VII.

INTERPRETATION.

            Throughout  the Plan,  certain  words and phrases have meanings that are  specifically  defined for purposes of the Plan. These words and phrases can be  identified  in that the first  letter of the word or words in the  phrase is capitalized.  The  definitions  of these words and phrases are  principally  set forth in Article I of the Plan.

            Wherever  appropriate,  pronouns  of  any  gender  shall  be  deemed synonymous, as shall singular and plural pronouns.

                                   ARTICLE I.

                                   DEFINITIONS

            The following words and phrases,  wherever  capitalized,  shall have the meanings set forth below, unless the context in which they appear within the
Plan clearly indicates otherwise:

            SECTION   1.1   ADMINISTRATOR.   "Administrator"   shall   mean  the
Compensation  Committee  of the Board of  Directors  of Lone Star  Steakhouse  &
Saloon,  Inc., or other person or persons  appointed by the Board to serve under
Section 2.1 below.

            SECTION  1.2  AFFILIATE.  "Affiliate"  shall mean any  entity  that, directly or indirectly through one or more intermediaries,  is controlled by the
Company.

            SECTION  1.3  BENEFICIARY.   "Beneficiary"   shall  mean  a  person,
organization,  or other  entity  designated  by a  Participant  to whom shall be distributed the Participant's Deferred Compensation in accordance with the terms of the Plan in the event of the Participant's death.

            SECTION 1.4 BOARD. "Board" shall mean the Board of Directors of Lone
Star Steakhouse & Saloon, Inc.

            SECTION 1.5 CODE.  "Code"  shall mean the  Internal  Revenue Code of
1986, as amended.

            SECTION 1.6  COMPANY.  "Company"  shall mean Lone Star  Steakhouse &
Saloon, Inc.

            SECTION 1.7 COMPENSATION. "Compensation" shall mean for the purposes of the Plan, Company stock obtained through the valid exercise of a stock option or the gain resulting from the valid exercise of such a stock option.

            SECTION 1.8 COMPENSATION COMMITTEE. The Compensation Committee shall mean the  Compensation/Stock  Option Committee of the Board of Directors of Lone
Star Steakhouse & Saloon, Inc.

            SECTION 1.9 DEFERRAL  ELECTION.  "Deferral  Election" shall mean the
Participant's  timely  election  to defer the  receipt of  Compensation  that is otherwise payable to the Participant

            SECTION 1.10 DEFERRED  COMPENSATION.  "Deferred  Compensation" shall mean Compensation which, under a Deferred Compensation Agreement, is paid to the
Participant in tax years subsequent to that in which the Compensation is earned.

            SECTION 1.11 DEFERRED COMPENSATION AGREEMENT. "Deferred Compensation
Agreement"  shall mean a written  agreement  with the  Company  or an  Affiliate setting forth the terms and conditions of the Deferred Compensation.

            SECTION  1.12  EMPLOYEE.  "Employee"  shall mean any employee of the
Company or an Affiliate.

            SECTION 1.13 INCAPACITY.  "Incapacity" shall mean if the Participant is unable  to  perform  the  services  required  of him in  connection  with his employment by the Company as a result of physical or mental incapacity.

            SECTION 1.14 PARTICIPANT.  "Participant"  shall mean any Employee of the Company or an Affiliate  who has been  selected to  participate  in the Plan under  Article III, as evidenced by a Deferred  Compensation  Agreement  entered into between such Employee and the Company or an Affiliate.

            SECTION  1.15 PLAN.  "Plan"  shall mean The Lone Star  Steakhouse  &
Saloon,  Inc., Stock Option Deferred  Compensation Plan, as amended from time to time.

            SECTION  1.16  RETIREMENT.  "Retirement"  shall mean a voluntary  or involuntary  separation  from  service  for  any  reason,  including  death,  or
Incapacitation  preventing an Employee from  performing his normal and customary duties for the Company or an Affiliate.

            SECTION  1.17  STOCK  OPTION.  "Stock  Option"  shall mean an option granted  by the  Compensation  Committee  pursuant  to the  1992  Incentive  and
Non-Qualified Stock Option Plan, as amended,  effective January 1992 to purchase one or more shares of Company stock.

            SECTION 1.18 VALUATION DATE. "Valuation Date" shall mean any day the
Nasdaq  National  Market or other  nationally  recognized  exchange  is open for business,  or any other  date  chosen by the Board.  In the event the  Company's stock is no longer  traded,  the fair market value of any Company stock deferred pursuant to the Plan will be determined  as of the last  Valuation Day the stock was traded.  The value of stock options  vested,  but not yet exercised  will be determined by utilizing the Black-Scholes valuation method.

                                  ARTICLE II.

                                 ADMINISTRATION

            SECTION 2.1 PLAN ADMINISTRATION.  The Compensation Committee, in its
sole  discretion,  is authorized to select the Employees who will be eligible to participate in the Plan. The  Compensation  Committee,  or the person or persons appointed by the Compensation Committee to serve as Administrator,  shall be the
Administrator  of the  Plan.  The  Administrator,  in its  sole  discretion,  is authorized  to interpret  the Plan,  to  prescribe,  amend and rescind rules and regulations  relating  to the Plan,  and to make such other  determinations  and exercise such other power and authority as may be necessary or advisable for the administration  of the Plan. No fee or compensation  shall be paid to any person for  services  as the  Administrator  (but this does not  prevent the payment of salary otherwise  payable to an employee of the Company for other services as an employee of the Company).  The Administrator in its sole discretion may delegate and pay compensation for services rendered relating to the ministerial duties of plan  administration  including,  but not limited to,  selection of  investments available under the Plan. Any determination  made by the Administrator  pursuant to the powers  set forth  herein are final,  binding  and  conclusive  upon each
Participant and upon any other person affected by such decision,  subject to the claims  procedure  hereinafter  set forth.  The  Administrator  shall decide any question which may arise regarding the rights of Participants and Beneficiaries, and the amounts of their  respective  interests,  adopt such rules and  exercise such powers as the  Administrator  may deem necessary for the  administration of the Plan,  and exercise any other rights,  powers or  privileges  granted to the
Administrator  by the terms of the Plan. The  Administrator  shall maintain full and complete  records of its  decisions.  Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The
Administrator   shall  have  the  duty  to  maintain  account  records  for  all
Participants. The Administrator shall cause the principal provisions of the Plan to be  communicated  to the  Participants,  and a copy  of the  Plan  and  other documents  shall  be  available  at the  principal  office  of the  Company  for
inspection  by  the   Participants  at  reasonable   times   determined  by  the
Administrator.

            SECTION  2.2  POWER  AND   AUTHORITY  OF  THE   ADMINISTRATOR.   The
Administrator shall have full power and authority, subject to all the applicable provisions of the Plan and  applicable  law, to (a) establish,  amend,  suspend, terminate  or waive such rules and  regulations  and  appoint  such agents as it deems  necessary or advisable  for the proper  administration  of the Plan,  (b)

construe,  interpret  and  administer  the Plan and any  instrument or agreement relating to, or Deferral  Election made under,  the Plan, and (c) make all other determinations  and  take all  other  actions  necessary  or  advisable  for the administration  of the Plan.  Unless otherwise  expressly  provided in the Plan, each determination  made and each action taken by the Administrator  pursuant to the Plan or any  instrument or agreement  relating to, or Deferred  Compensation
Agreement  ("Agreement")  made  under,  the Plan (a)  shall be  within  the sole discretion  of the  Administrator,  (b) may be made at any time and (c) shall be final,  binding and conclusive for all purposes on all persons,  including,  but not limited to,  holders of  Agreements,  and their  legal  representatives  and beneficiaries, and employees of the Company or of any Affiliate of the Company.

                                  ARTICLE III.

                          ELIGIBILITY AND PARTICIPATION

            SECTION 3.1  ELIGIBILITY.  The Plan is unfunded and is maintained by the Company for a select group of management or highly compensated employees. In order to be eligible to participate in the Plan, an employee must be selected by the Compensation Committee. In determining the employees who will participate in the Plan,  the  Compensation  Committee  may take into account the nature of the services  rendered by the  respective  employees,  their  present and  potential contributions  to the  success  of the  Company  and such  other  factors as the
Compensation  Committee,  in  its  sole  and  absolute  discretion,  shall  deem relevant. Employees of subsidiaries or affiliated corporations shall be eligible to  participate  in  the  Plan  provided  that  such  subsidiary  or  affiliated corporation,  by action of its Board of  Directors  and with the approval of the
Compensation  Committee,  agrees  to adopt  the  provisions  of the Plan for the benefit of its eligible Employees.

            SECTION  3.2   PARTICIPATION.   The  Compensation   Committee  shall
determine the employees who will participate in the Plan, the amount of Deferred
Compensation,  the time or times when the employees will defer Compensation, the type of asset  subject  to the  deferral,  the  period of time over  which  such deferrals  are intended to be made,  and all other terms and  conditions of each deferral.

            SECTION 3.3 DEFERRED COMPENSATION  AGREEMENT.  Any employee selected for  participation  by the  Compensation  Committee  shall,  as a  condition  of participation,  enter into a written  agreement with the Company or an Affiliate setting forth the terms and conditions of the Deferred  Compensation  ("Deferred
Compensation  Agreement").  A separate Deferred  Compensation  Agreement will be provided to each Participant for each Deferral Election.

            SECTION  3.4  VALUATION  OF  DEFERRED  COMPENSATION.   The  Deferral
Election shall be made in the form of shares of Company stock  obtained  through the exercise of an option.  Any shares so deferred shall be valued at their fair market value on the date of  exercise.  In the event the  Company's  stock is no longer traded,  the fair market value of any Company stock deferred  pursuant to the Plan will be determined as of the last Valuation Day the stock was traded.

            The  Administrator  shall  provide  the  Participant  with  periodic statements.

                                  ARTICLE IV.

                            VESTING AND DISTRIBUTION

            SECTION  4.1  VESTING.  A  Participant's  interest  in the  Deferred
Compensation  shall be  non-forfeitable.  Notwithstanding  the  foregoing,  even though a Participant's interests in this Plan shall be non-forfeitable, he shall still remain a general creditor of the Corporation with respect to such deferral and  shall  not have  any  security  or other  interests  in any  assets  of the
Corporation,  or any other  Employer,  due to or arising  from the fact that the
Deferred Compensation is non-forfeitable.

            SECTION 4.2 DISTRIBUTION. Each Deferred Compensation Agreement shall include  provisions  governing the  distribution  of the Deferred  Compensation.
Distributions of  non-forfeitable  amounts  reserved for a Participant  shall be made no later than 30 days after the  Participant's  termination of service with
Company (or any Affiliate of the Company) for any reason.

            The value of the  Participant's  non-forfeitable  account under this
Plan shall be determined as set forth in the Deferred Compensation Agreement.

            SECTION 4.3 FORM OF DISTRIBUTION. Distributions shall be made in the form of cash or Company stock.  Notwithstanding any provision of the Plan to the contrary,  the Company  shall have no  obligation  or  liability  to deliver any
Shares under the Plan unless such delivery would comply with all applicable laws and all applicable requirements of any securities exchange or similar entity.

            SECTION  4.4  METHOD  OF  PAYMENT.   At  the  time  a  Participant's
non-forfeitable account is to be distributed in accordance with Section 4.2, the
Administrator  shall  determine the value of the  Participant's  non-forfeitable account balance. The Administrator shall direct distribution of the value of the
Participant's   non-forfeitable   balance  in   accordance   with  the  Deferred
Compensation Agreement.

                                   ARTICLE V.

                           DESIGNATION OF BENEFICIARY

            SECTION 5.1 DESIGNATION OF BENEFICIARY. A Participant, by filing the prescribed form with the Administrator  may designate one or more  Beneficiaries and  successor  Beneficiaries  to whom shall be  distributed  the  Participant's
Deferred  Compensation  in accordance with the terms of the Plan in the event of the  Participant's  death.  In the  event the  Participant  does not file a form designating one or more Beneficiaries, or no designated Beneficiary survives the
Participant, the Deferred Compensation shall be distributed to the individual to whom such right passes by will or the laws of descent and distribution.

                                  ARTICLE VI.

                             LIMITATIONS ON PAYMENTS

            SECTION 6.1  LIMITATIONS  ON PAYMENTS.  Except as may be required by the federal  income tax  withholding  provisions  of the Code,  by an applicable state's  income tax act, or by an applicable  city,  county,  or  municipality's earnings or income tax act, the interests of Participants  and their  designated
Beneficiaries  under this Plan are not subject to claims of their  creditors and may not be voluntarily or involuntarily sold, transferred,  alienated, assigned, pledged, hypothecated,  anticipated or encumbered. Any attempt by a Participant, his  beneficiary,  or any other  person or entity to sell,  transfer,  alienate, assign, pledge,  anticipate,  encumber, charge or otherwise dispose of any right to benefits  payable  hereunder shall be void. The Company may cancel and refuse to pay any portion of a benefit that is sold, transferred,  alienated, assigned, pledged, anticipated or encumbered.

                                  ARTICLE VII.

                            AMENDMENT AND TERMINATION

            SECTION 7.1  AMENDMENTS TO AND  TERMINATION  OF PLAN.  Except to the
extent prohibited by applicable law and unless otherwise  expressly  provided in the Plan or a Deferred Compensation  Agreement,  the Administrator,  in its sole discretion,  may amend,  alter,  suspend,  discontinue  or  terminate  the Plan;
provided,  however,  that notwithstanding any other provision of the Plan or any
Deferred  Compensation  Agreement,  no such amendment,  alteration,  suspension, discontinuation or termination shall impair the rights of any Participant.

            SECTION 7.2  CORRECTION OF DEFECTS,  OMISSIONS AND  INCONSISTENCIES.
Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or a Deferred Compensation Agreement, the Administrator may
correct any defect,  supply any omission or reconcile any  inconsistency  in the
Plan or any Deferred  Compensation  Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                                 ARTICLE VIII.

                               GENERAL PROVISIONS

            SECTION 8.1  ABSENCE OF  GUARANTY.  The Company  does not in any way guarantee the payment of deferred compensation to any person.

            SECTION 8.2 EMPLOYMENT.  In the absence of any specific agreement to the contrary,  no Deferred  Compensation  Agreement with a Participant under the
Plan shall affect any right of the Company,  or of any Affiliate of the Company, to terminate,  with or without  cause,  the  Participant's  employment  with the
Company or any Affiliate at any time. Neither the establishment of the Plan, nor the entering into the Deferred Compensation Agreement hereunder,  shall give any
Participant  (a) any rights to remain  employed by the Company or any Affiliate;
(b) any  benefits  not  specifically  provided  for  herein  or in any  Deferred

Compensation  Agreement  granted  hereunder;  or, (c) any rights to prevent  the
Company or any Affiliate  from  modifying,  amending or  terminating  any of its other benefit plans of any nature whatsoever.

            SECTION  8.3  ADMINISTRATOR  DECISIONS  FINAL.  Any  decision of the
Administrator  with respect to matters within its  jurisdiction  shall be final, binding,  and conclusive  upon the Company and upon each Employee,  Participant, former Participant,  Beneficiary,  and every other person or party interested or concerned.

            SECTION 8.4 GENDER AND  NUMBER.  Where the  context  permits,  words denoting the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

            SECTION 8.5  NON-TRANSFERABILITY.  Except as otherwise determined by the Administrator,  no Deferred Compensation  Agreement shall be sold, assigned, transferred,  pledged,  hypothecated or otherwise  alienated by the Participant.
The  Deferred  Compensation  Agreement  shall not be subject  to, in whole or in part, the debts, contracts,  liabilities, or torts of the Participant, nor shall they be subject  to  attachment,  execution,  levy or other  legal or  equitable process.

            SECTION 8.6 TAXES. In order to comply with all applicable federal or state  income,  social  security,  payroll,  withholding  or  other  tax laws or regulations,  the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable  federal or state income,  social  security,  payroll,  withholding,  or other taxes, are withheld or collected from such Participant.

            SECTION 8.7 GOVERNING  LAW. This Plan and any Deferred  Compensation
Agreement  referenced  herein shall be governed by and  construed in  accordance with the laws of the State of  Delaware,  except  to the  extent  superseded  by federal law.

            SECTION  8.8  SEVERABILITY.  If any  provision  of the  Plan  or any
Deferred  Compensation  Agreement  is or  becomes  or is deemed  to be  invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any
Deferred  Compensation   Agreement  under  any  law  deemed  applicable  by  the
Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended  without,  in the  determination  of the  Administrator,  materially  altering  the purpose or intent of the Plan or the Deferred Compensation Agreement,  such provision shall be stricken as to such jurisdiction,  and the remainder of the Plan and any such
Deferred Compensation Agreement shall remain in full force and effect.

            SECTION  8.9  INTENT.  The  Plan  is  intended  to be  unfunded  and maintained  by the  Company  solely  to  provide  choices  to a select  group of management  or highly  compensated  employees as such group is  described  under
Sections  201(2),  301(a)(3),  and 401(a)(1) of the Employee  Retirement  Income
Security Act of 1974 ("ERISA") as  interpreted by the U.S.  Department of Labor.
The Plan is not intended to be a plan described in Sections 401(a) or 457 of the
Code.  The  obligation of the Company under this Plan  constitutes  nothing more than an  unsecured  promise of the Company to fulfill such  obligations  and any property  of the  Company  that may be set aside to permit  it to  fulfill  such obligations  under the Plan shall,  in the event of the Company's  bankruptcy or insolvency,  remain  subject to the claims of the  Company's  general  creditors until such are exercised.

            SECTION  8.10 NO  ILLEGAL  TRANSACTIONS.  The Plan and any  Deferred
Compensation  Agreement  entered  into  hereunder  are  subject  to all laws and regulations of any governmental  authority which may be applicable thereto; and,
notwithstanding  any  provision  of  the  Plan  or  any  Deferred   Compensation
Agreement,  Participants  shall not be  entitled  to receive  the benefit of any
Deferred Compensation Agreement,  and the Company and any Affiliate shall not be obligated to pay any such benefits to a Participant,  if such receipt or payment of benefits  would  constitute a violation by the  Participant or the Company or any Affiliate of any provision of any such law or regulation.

            SECTION  8.11  HEADINGS.  Headings  are  given to the  Articles  and
Sections of the Plan  solely as a  convenience  to  facilitate  reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                   LONE STAR STEAKHOUSE & Saloon, Inc.

                                   September 30, 2002